ACQUISITION AGREEMENT AND
                         PLAN OF TAX-FREE REORGANIZATION

     This agreement and plan dated as of the 1st day of October, 1997, by and among COMAR FOODS, INC. (the "Target"), an Alabama corporation, and FRANK G. TERRELL AND JAMES V. COLLIER, JR. (being all of the shareholders of Target), INTERNATIONAL CUSTOM PACK, INC. (the "Parent", whose symbol is "IPCK" in the OTC market), a Mississippi corporation; BRENT GUTIERREZ and CLAY GUTIERREZ; and J.
V. COLLIER;

                              W I T N E S S E T H :

     WHEREAS, Target is the owner of all of the assets (the "Assets") listed on Target's list of assets as of September 30, 1997 (copy of which is marked Exhibit "A", attached hereto and made a part hereof by this reference), subject to the liabilities (the "Liabilities") set forth on Exhibits "B-l", "B-2" and "B-3", attached hereto and made a part hereof by this reference; and

     WHEREAS, Parent desires to acquire all of the issued and outstanding stock of Target (owned 50% by Frank G. Terrell and 50% by James V. Collier, Jr.) in exchange for voting common stock of Parent;

     WHEREAS, the Target shareholders are willing to indemnify Parent for certain liabilities, with J. V. Collier joining in, and Brent Gutierrez and Clay Gutierrez are willing to guarantee certain other liabilities; and

     WHEREAS, the parties desire that such exchange and matters ancillary thereto be upon the terms, conditions and plan hereinafter contained;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements of the parties set forth herein, it is hereby agreed as follows:

1. TARGET STOCK. Target's shareholders shall deliver at closing (the "Closing" hereinafter described) to Parent all of the issued and outstanding stock of Target, free and clear of all liens and encumbrances (except for the Alabama Assessment of Share Tax), with each certificate properly endorsed to Parent or with appropriate stock powers attached. Target's attorney, Edward A. Hyndman, Jr., shall hold said stock pending delivery of Parent stock below. When Parent stock is so delivered, Hyndman shall release the Target stock to Parent.

2. CONSIDERATION. The aggregate consideration for the exchange is $1,500,000.00 of value (plus an assumption of equipment leases), computed as follows:

     (a) $300,000.00 OF VALUE: Parent shall contribute to Target $300,000.00 ($120,000.00 of which shall be cash at Closing and the $180,000.00 balance of which shall be provided at the rate of $30,000.00 per month during the six (6) months next after Closing, the first such payment to be made on October 31, 1997, and a like payment on the last day of each of the succeeding five months thereafter), to be applied against the Liabilities as follows:

          (i) With said $120,000.00, Target shall pay and satisfy at Closing those Liabilities listed on said Exhibit B-1 (the checks to be made and mailed at closing); and

          (ii) Parent shall assume at Closing those Liabilities listed on said Exhibit B-2, and Target shall pay and satisfy them with said $180,000.00 over said six (6)-month period (the order and priority of payment, if any, being set forth on said Exhibit B-2);

     (b) $266,289.74 OF VALUE: Parent shall assume at Closing those liabilities listed on said Exhibit B-3 (the Steiner mortgage and the KBK debt), and shall cause Target to pay and satisfy them according to their respective terms, without any extension or amendment;

     (c) BALANCE OF VALUE: The remaining $933,710.26 of value is composed of the following:

          (i) To John Carpenter, at Closing, as payment for commission due on sale, 13,574 shares of the voting common stock of Parent, with Parent's stock valued at $2.21 per share (net of all discounts);

          (ii) To Jamie Collier at Closing, in exchange for the Target stock described in Section 1 above, 113,122 shares of the voting common stock of Parent with the Parent's stock valued at $2.21 per share (net of all discounts); and

          (iii) To Frank G. Terrell at Closing, in exchange for the part of his indebtedness remaining unpaid to him net of the Exhibit B-2 payments to be made to him above, and also for Terrell's Target stock, 295,796 shares of the voting common stock of Parent with the Parent's stock valued at $2.21 per share (net of all discounts).

All of said stock shall be (1) validly issued, fully paid and non-assessable, and countersigned by Parent's transfer agent, Fidelity Transfer Co., and (2) unrestricted and freely transferrable except for the following legend:

          This certificate is transferrable only in compliance with SEC Rule 144 or an applicable statutory exemption in the 1933 Securities Act or an appropriate investment letter from a proposed transferee.

Pursuant to the Plan of Reorganization, such Parent stock is being distributed to Frank G. Terrell (on said remaining part of his debt) and to the shareholders of Target (with respect to their stock in Target), in accordance with the above. (Exhibits "C" and "D" are hereby deleted.)

PROVIDED,  HOWEVER, if for any reason the aggregate  liabilities in Subparagraph
(a) ($300,000.00 of value) and Subparagraph (b) ($266,289.74 of value) total less than $566,289.74 at Closing, then the number of shares of voting common stock under Subparagraph (c) ($933,710.26 of value) shall be increased by the difference between $566,289.74 and such lesser total, valuing such stock at $2.21 per share for this purpose, such additional stock to be distributed to Frank G. Terrell.

     (d) LEGAL AND ACCOUNTING FEES. Target's legal and accounting fees, $7,400.00 to Edward A. Hyndman, Jr. and $3,420.00 to Crow & Shields, shall be listed on said Exhibit B-1 and paid in cash at Closing as part of said $120,000.00.

     (e) EQUIPMENT LEASES. In addition to said $1,500,000.00 of value, Parent shall assume and agree to pay and perform in accordance with their respective terms the equipment leases of Target listed on Exhibit "E", attached hereto and made part hereof by this reference.

     (f) RELEASES. Set forth on Exhibit "F" is a list of such of the Liabilities and leases as to which Target and its shareholders are due to be released from liability. Parent agrees to cooperate in obtaining such releases after the assumptions of such as provided in this agreement are reflected on the books and records of the respective creditors or leasors.

3. TAX-FREE REORGANIZATION. The parties have structured and planned this transaction to be a tax-free "Reorganization" under I.R.C. ss.368, and the parties shall each consistently report the transaction as such to the Internal Revenue Service and the appropriate state taxing authorities. Without limiting the foregoing, Target shall, at its own cost and expense, prepare and file the appropriate so-called "ss.368 attachments" to its final income tax return, and Parent shall account for the transaction as a tax-free reorganization and carry the Assets at their respective values shown on said Exhibit A, without any write-up whatsoever, whether or not Target becomes a member of a consolidated group for federal income tax purposes. In view of the foregoing, no I.R.C. ss.1060 allocation has been made, since no taxable purchase and sale is to occur.

4. RESTRICTED STOCK/REGISTRATION RIGHTS. The Parties understand and agree that the voting common stock of Parent to be delivered to Target's shareholders and to Frank G. Terrell with respect to his debt at Closing is so-called "restricted" stock under the 1933 Securities Act, and absent registration of such stock, Target's stockholders (and Frank G. Terrell with respect to his Parent stock received for indebtedness) will only be able to sell said stock pursuant to Rule 144 or a statutory exemption (e.g., ss.4(b) of the 1933 Securities Act). Parent agrees to remain current in its 1934 Securities Act ("Exchange Act") filings, if and when Parent becomes subject to such Act.

     If there are any registration statements filed after the one referenced in paragraph 5 hereof, then Target's shareholders (and Frank G. Terrell with respect to his Parent stock received for indebtedness) shall have the right (but not the obligation) to "piggyback" and participate in such to the extent of 422,492 shares of IPCK voting common stock (adjusted for any stock spits, conversions and the like).

5. LACK OF A PUBLIC MARKET. Target's shareholders understand and agree that there is an extremely limited public market for Parent's voting common stock at the present time, such stock being "OTC BB". Parent agrees to use its best efforts to file a registration statement with the SEC and make a public offering to the end that, at a minimum, Parent's stock will be regularly listed at least in the NASDAQ Supplemental List. However, Target's shareholders understand and agree that there is no guarantee that such best efforts will be successful.

6. CLOSING. Closing shall take place at the offices of Crow & Shields, on 6163 Omni Park Drive, Mobile, Alabama, (or at such other location as the parties may mutually agree) on or before October 1, 1997, but on a date and time within such time frame on a regular business day an, at a regular business hour mutually agreeable to the parties. For purposes of this agreement, the term "Closing" shall mean the Closing described above.

7. INTERIM CONDUCT. Target agrees to take good care of the Assets prior to Closing so that there will be no material adverse change in the title or condition of the Assets pending Closing. In addition, Target shall not declare any dividends or redeem any of its stock, shall attempt to maintain its inventory in the ordinary and regular course, and shall continue to compensate its employees in like manner as it has in the past.

8. GOVERNING LAW. This instrument shall be governed by and construed according to the laws of the State of Alabama.

9. CAPTIONS. The captions in this instrument are for convenience of reference only and shall not affect the construction or interpretation of this instrument.

10. BINDING EFFECT. This instrument shall bind and inure to the benefit of the undersigned and their respective successors and assigns. Parent shall cooperate in having J. V. Collier and/or James V. Collier, Jr. reflected as transferee owners of record of any of such stock given to them by Frank G. Terrell, with appropriate investment letters from such donees.

11. COUNTERPARTS. This instrument may be executed in any number of partial or fully executed counterparts, each of which shall be deemed an original but all of which shall constitute but one agreement.

12. CORPORATE GUARANTY. Comes now Parent and as a material inducement to Target and its shareholders to execute and deliver this instrument, hereby guarantees the payment and performance of the Liabilities (and said equipment leases) not paid (or performed) in full at Closing. Said inducement, agreement and guarantee shall survive the Closing.

13. PERSONAL GUARANTIES. Come now Brent Gutierrez and Clay Gutierrez, and as a material inducement to Target and its shareholders to execute and deliver this instrument, hereby (1) guarantee, jointly and severally, the payment and performance of the Steiner note and mortgage (described on Exhibit B-3) and (2) agree, jointly and severally, to obtain and deliver to the Target shareholders, within 120 days next after Closing, releases of the Target shareholders from all liability (i) to KBK on account of the loan described on Exhibit B-3 and (ii) to any lessors on account of the leases described on Exhibit E, failing any of which releases under clauses "(i)" or "(ii)" above (which releases Brent Gutierrez and Clay Gutierrez agree to use their best efforts to obtain) within said 120 days, Brent Gutierrez and Clay Gutierrez shall jointly and severally indemnify and hold harmless each of the Target shareholders from any and all liability, loss, damage, cost and expense (including court costs and attorney's fees) at any time arising from any or all of said Exhibit B-3 and Exhibit E matters. Said inducement, guarantee, agreement to obtain releases and said indemnities shall survive the Closing.

14. CLAIMS. (a) Parent shall give Frank G. Terrell, J. V. Collier and James V. Collier, Jr. (the "Indemnitors") specific written notice if any claim is made or litigation instituted against Target for which Parent in turn intends to make a claim under this Section 14. Indemnitors shall have the right, to be exercised within fifteen (15) days after the giving of such notice by Parent, to defend or otherwise contest such claim or litigation against Target, and to prosecute appeals in connection therewith, with counsel of their own choosing. Parent agrees to reasonably cooperate in such defense, including giving Indemnitors access to any records of Target helpful to such defense.

     (b) Subject to the provisions of Section 14(c) below, if any such claim or litigation is not disputed (or not successfully defended or contested, as the case may be) by Indemnitors, then Indemnitors shall, within fifteen (15) days after demand, pay the same, and jointly and severally agree to indemnify and save Parent harmless in connection therewith.

     (c) Anything contained elsewhere in this instrument to the contrary notwithstanding, (1) Parent shall be entitled to make a claim against Indemnitors only with respect to liabilities of Target which existed at or before Closing and which have not been disclosed in Exhibits "B-1", "B-2", "B-3", "E" or "F" of this instrument; and (2) no Indemnitor shall have any liability to the extent that any claim is covered by insurance.

     IN WITNESS WHEREOF, the corporate parties hereto have caused this instrument to be executed and their corporate seals affixed by their respective officers hereunder duly authorized, and the individual parties have hereunto set their respective hands and seals, all as of the day and year first above written.


                                            COMAR FOODS, INC.

(AFFIX                                      BY: /s/ James V. Collier, Jr.
CORPORATE                                       -------------------------------
SEAL)                                           AS ITS PRESIDENT
ATTEST:

BY: /s/ James V. Collier, Jr.
    -------------------------
    AS ITS SECRETARY


                                            INTERNATIONAL CUSTOM PACK, INC.

(AFFIX                                      BY: /s/ Brent Gutierrez
CORPORATE                                       -------------------------------
SEAL)                                           AS ITS PRESIDENT
ATTEST:

BY: /s/ Clay Gutierrez
    -------------------------
    AS ITS SECRETARY

                                             /s/ Frank G. Terrell         (SEAL)
                                             -----------------------------
                                             FRANK G. TERREL
                                             By: [ILLEGIBLE] as Attorney in Fact


                                             /s/ James V. Collier, Jr.    (SEAL)
                                             -----------------------------
                                             JAMES V. COLLIER, JR.


                                             /s/ J.V. Collier             (SEAL)
                                             -----------------------------
                                             J.V. COLLIER


                                             /s/ Brent Gutierrez          (SEAL)
                                             -----------------------------
                                             BRENT GUTIERREZ


                                             /s/ Clay Gutierrez           (SEAL)
                                             -----------------------------
                                             CLAY GUTIERREZ

                                   Exhibit A

Cash -
Oper. Acct                      1,176.94
P/R Acct.                         109.97             1,286.91*
                               ---------
Less EOM service charge

Acct. Rec.                                           6,666.50

Prepaid Insurance                                      979.35

Inventory                                           34,903.22

Land                                                22,500.00

Fixed Assets (Net)                                 168,585.48

Deposits -
Utilities                         185.00
Leases                          2,886.03             3,071.03
                               ---------

All recipes, formulas, customers held by CoMar Foods.


                                    Exhibit A

RUN DATE: 10/01/97                                        CoMar Foods, Inc.                                                   PAGE 1
RUN TIME: 12:14 PM
                                                        DETAIL TRIAL BALANCE

------------------------------------------------------------------------------------------------------------------------------------
ACCOUNT RANGE: 10301 TO 10301                               PERIOD ENDING 09/30/97
---------ACCOUNT-------------       -BEGINNING-        --------------------------TRANSACTION-----------------------      --ENDING--
NUMBER            DESCRIPTION         BALANCE          DESCRIPTION               DATE PP PE S REFERENCE      AMOUNT       BALANCE
====================================================================================================================================

10301 AmSouth - Operating           2,128.33
                                                       Deposit - Terrell        09/04 09 09 1                 10.75
                                                       St. Elmo-Irvington Water 09/02 09 09 2 9909            54.32-
                                                       Integon National         09/02 09 09 2 9910           519.33-
                                                       HealthPlan Services      09/02 09 09 2 9911           290.32-
                                                       AmSouth Bank             09/03 09 09 2 9912             5.00-
                                                       Clarklift                09/03 09 09 2 9913            11.23-
                                                       Postmaster               09/04 09 09 2 9914            21.50-
                                                       CoMar Foods P/R Acct.    09/04 09 09 2 9915         3,525.00-
                                                       J & L Seafood            09/04 09 09 2 9916           220.00-
                                                       John Howard              09/04 09 09 2 9917           220.00-
                                                       Fruit Dist.              09/05 09 09 2 9918           163.67-
                                                       The Sheffield Fund       09/08 09 09 2 9919           463.00-
                                                       SAIA                     09/08 09 09 2 9920           174.26-
                                                       Fruit Dist.              09/11 09 09 2 9921           363.48-
                                                       CoMar Foods P/R Acct.    09/11 09 09 2 9922         3,000.00-
                                                       CoMar Foods P/R Acct.    09/12 09 09 2 9923         1,100.00-
                                                       Alterman Transport Lines 09/12 09 09 2 9925           288.52-
                                                       Mobile Gas Service       09/15 09 09 2 9926           174.76-
                                                       HRH Insurance            09/15 09 09 2 9928           535.00-
                                                       Restaurant News          09/15 09 09 2 9929            65.00-
                                                       KBK Financial, Inc.      09/15 09 09 2 D/M          4,136.00-
                                                       NET PAY                  09/03 09 09 P              7,333.33-
                                                                                09/17 09 09 A              1,799.42-
                                                                                09/17 09 09 R             27,223.53-
                                                                                09/29 09 09 R             12,682.64-
                                                       Sam's                    09/16 09 09 2 9930           170.13-
                                                       Fruit Dist.              09/17 09 09 2 9931           361.95-
                                                       Postmaster               09/17 09 09 2 9932            10.75-
                                                       CoMar Foods P/R Acct.    09/18 09 09 2 9933         4,000.00-
                                                       Fruit Dist.              09/19 09 09 2 9934           331.80-
                                                       Capt. Collier's          09/19 09 09 2 9935           210.00-
                                                       Dees Paper               09/19 09 09 2 9936           159.48-
                                                       Sam's                    09/19 09 09 2 9937           115.83-
                                                       Lonnie A. Forrest        09/22 09 09 2 9938            20.00-
                                                       Postmaster               09/23 09 09 2 9939            10.75-
                                                       Fruit Dist. Co           09/23 09 09 2 9940           256.66-
                                                       Alterman Transport       09/23 09 09 2 9941           136.70-
                                                       Postmaster               09/24 09 09 2 9942            32.00-
                                                       Internal Revenue Service 09/24 09 09 2 9943           846.45-
                                                       CoMar Foods P/R Acct.    09/25 09 09 2 9944         4,550.00-
                                                       St. Elmo-Irvington Water 09/26 09 09 2 9945           145.19-
                                                       HealthPlan Services      09/26 09 09 2 9946           290.32-
                                                       AmSouth Bank             09/26 09 09 2 9947           485.94-
                                                       Deborah Collier          09/26 o9 o9 2 9950           144.55-

RUN DATE: 10/01/97                                        CoMar Foods, Inc.                                                   PAGE 2
RUN TIME: 12:14 PM
                                                        DETAIL TRIAL BALANCE

------------------------------------------------------------------------------------------------------------------------------------
ACCOUNT RANGE: 10301 TO 10301                               PERIOD ENDING 09/30/97
---------ACCOUNT-------------       -BEGINNING-        --------------------------TRANSACTION-----------------------      --ENDING--
NUMBER            DESCRIPTION         BALANCE          DESCRIPTION               DATE PP PE S REFERENCE      AMOUNT       BALANCE
====================================================================================================================================


 10301 AmSouth - Operating           (Continued)

                                                       Postmaster               09/26 09 09 2 9951            10.75-
                                                       Deposit - Keith          09/25 09 09 1                 16.66
                                                                                09/30 09 09 R              3,025.85
                                                       Torrence Cablevision     09/26 09 09 2 9952            25.79-
                                                       AmSouth                  09/26 09 09 2 9953           539.48-
                                                       Void                     09/29 09 09 2 9954             0.00-
                                                       FedEx                    09/29 09 09 2 9956            15.00-
                                                       Lonnie Forrest           09/29 09 09 2 9957            25.00-
                                                                                09/30 09 09 A              5,818.72-
                                                                                09/30 09 09 A              3,312.29-
                                                       Deposit - Custom Pack    09/30 09 09 1              7,851.00
                                                       Petros Grevenitis        09/30 09 09 2 9958           233.85-
                                                       AmSouth                  09/30 09 09 2 9959         4,825.45-
                                                       Cash - Exp. Reimb.       09/30 09 09 2 9970           213.85-
                                                                                                             951.39-*   1,176.94 *


------------------------------------------------------------------------------------------------------------------------------------

*** End Of - DETAIL TRIAL BALANCE ***

RUN DATE: 10/01/97                                        CoMar Foods, Inc.                                                   PAGE 1
RUN TIME: 12:15 PM
                                                        DETAIL TRIAL BALANCE

------------------------------------------------------------------------------------------------------------------------------------
ACCOUNT RANGE: 10302 TO 10302                               PERIOD ENDING 09/30/97
---------ACCOUNT-------------       -BEGINNING-        --------------------------TRANSACTION-----------------------      --ENDING--
NUMBER            DESCRIPTION         BALANCE          DESCRIPTION               DATE PP PE S REFERENCE      AMOUNT       BALANCE
====================================================================================================================================

 10302 AmSouth - Payroll              33.62

                                                       CoMar Foods P/R Acct.    09/04 09 09 2 9915         3,525 00
                                                       CoMar Foods P/R Acct.    09/11 09 09 2 9922         3,000 00
                                                       CoMar Foods P/R Acct.    09/12 09 09 2 9923         1,100.00
                                                       NET PAY                  09/03 09 09 P              2,116.92-
                                                       NET PAY                  09/03 09 09 P              1,389.12-
                                                       NET PAY                  09/10 09 09 P              2,676.49-
                                                       NET PAY                  09/10 09 09 P              1,422.64-
                                                       NET PAY                  09/17 09 09 P              2,545.78-
                                                       NET PAY                  09/17 09 09 P              1,421.68-
                                                       NET PAY                  09/24 09 09 P              3,057.88-
                                                       NET PAY                  09/24 09 09 P              1,422.64-
                                                       Angel Fields             09/26 09 09 2 3513             3.40-
                                                       Cellia Dixon             09/26 09 09 2 3514            42.10-
                                                       CoMar Foods P/R Acct.    09/18 09 09 2 9933         4,000.00
                                                       CoMar Foods P/R Acat.    09/25 09 09 2 9944         4,550.00
                                                                                                              76.35*       109.97*
------------------------------------------------------------------------------------------------------------------------------------


*** End Of - DETAIL TRIAL BALANCE ***

RUN DATE: 09/30/97                                        CoMar Foods, Inc.                                                 PAGE 1
RUN TIME: 11:49 AM                                        Accounts Receivabie
                                                    Detailed Aged Receivables Report
------------------------------------------------------------------------------------------------------------------------------------





                                                            [ILLEGIBLE]



CoMar Foods, Inc.
Prepaid Insurance
      1997


------------------------------------------------------------------------------------------------------------------------------------
                           Balance       Expense     Balance     Expense      Balance   Expense       Balance    Expense    Balance
Coverage                  06/30/97      July '97     07/31/97    Aug. '97    08/31/97   Sept.'97      09/30/97   Oct.'97    10/31/97
------------------------------------------------------------------------------------------------------------------------------------

 Flood Ins.-Satsuma St.
    (03/22/96-97)
 Cancelled in Dec. Return prem. rcvd April, 1997.


 Comm. Pkg./Umbrella      519.29       (519.29)       0.00
    (07/28/96-97)

 Comm. Pkg. - A/C & Tape    15.19        (15.19)      (0.00)
    (07/28/96-97)

 Comm. Pkg. - Up Eqpt.      99.47        (99.47)       0.00
  (08/29/96-07/28/97)

 Auto Ins.
  (12/01/96-97)          2,456.39       (497.70)   1,958.69     (497.70)    1,460.99   (481.64)       979.35    (497.70)    481.65

 Comm. Pkg./Umbrella
  (Cancel Satsuma St.)    (149.55)       149.55       (0.00)



                         --------       -------    --------     -------      -------   -------        ------    -------     ------
 Totals                  2,940.79       (982.10)   1,958.69     (497.70)     1460.99   (481.64)       979.35    (497.70)    481.65
                         ========       =======    ========     =======      =======   =======        ======    =======     ======

Date: 9-30-97
      -------


----------------------------------------------------------------------------------------------------------
CODE          PRODUCT DESCRIPTION                   BEGINNING           IN           OUT          ENDING
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
BO-101        OYSTER - HOME STYLE
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
BC-101        CRAB CLAW-ORIGINAL
----------------------------------------------------------------------------------------------------------
BC-102        CRAB CLAW-SEASONED                           30        43.26                       1297.80
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
CCB-0100      1 SFD-PLATTER CORPUS CHRISTI CRAB             5        30.00                        150.00
----------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------
CSB-122B      50/60 SEAS BRD POPCORN
----------------------------------------------------------------------------------------------------------
CSB-201B      2-4 oz. BRD CATFISH
----------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------
GB-125B       60/80 BRD SCALLOP                            98        49.80                       4880.40
----------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------
HS-103        21/25 TAIL ON
----------------------------------------------------------------------------------------------------------
HS-105        26/30 TAIL ON                                 2        35.34                         70.68
----------------------------------------------------------------------------------------------------------
HS-106        26/30 SEASONED TAIL ON
----------------------------------------------------------------------------------------------------------
HS-107        31/35 TAIL ON                                 1        33.90                         33.90
----------------------------------------------------------------------------------------------------------
HS-109        38/44 TAIL ON
----------------------------------------------------------------------------------------------------------
HS-118        38/44 SEASONED B.T.O.
----------------------------------------------------------------------------------------------------------
HS-121        50/60 B.T.O.                                  2        26.40                         52.80
----------------------------------------------------------------------------------------------------------
HS-122        50/60 SEASONED B.T.O. 6#
----------------------------------------------------------------------------------------------------------
HS-122M       50/60 SEASONED B.T.O. 12#
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
MSB-0100      1 oz. MONTEREY SHRIMP                        10        25.80                        258.00
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
NOC-0150      1.5 oz. CRAB CAKE
----------------------------------------------------------------------------------------------------------
NOC-0160      1.6 oz. BREADED CAKE
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
SFSN-0080     .8 oz. SANTA FE SHRIMP
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                   RAW PRODUCT
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
00011         HOME STYLE SHRIMP
----------------------------------------------------------------------------------------------------------
00013         BRD TAIL-OFF
----------------------------------------------------------------------------------------------------------
00014         3oz. STUFFED CRAB                             6        59.76                        358.56
----------------------------------------------------------------------------------------------------------
00015         ST JALAPENO PEPPER                            3        71.76                        215.28
----------------------------------------------------------------------------------------------------------
00016         BRD CRAWFISH                                 11       119.76                       1317.36
----------------------------------------------------------------------------------------------------------
00017         SANTE FE NUGGETS                              3        51.00                        153.00
----------------------------------------------------------------------------------------------------------
00018         MONTEREY BITES                               12        51.00                        612.00
----------------------------------------------------------------------------------------------------------
00019         BRD SCALLOPS                                  1       102.00                        102.00
----------------------------------------------------------------------------------------------------------
00020         BRD OYSTERS
----------------------------------------------------------------------------------------------------------
00021         BRD CRABCAKES                                 1        59.76                         59.76
----------------------------------------------------------------------------------------------------------
00022         [ILLEGIBLE]
----------------------------------------------------------------------------------------------------------
00023         MOZZARELLA CHEESE                            32        71.76                       2296.32
----------------------------------------------------------------------------------------------------------

                                     CoMar Foods, Inc.                   PAGE 14
RUN DATE: 09/30/97                   Inventory Control
RUN TIME:  4:43 PM                  Physical Inventory Report
--------------------------------------------------------------------------------

DEPARTMENT:

ITEM                           VENDOR  VENDOR  SELL  ---QTY-ON-HAND---
NUMBER  DESCRIPTION  LOCATION    ID     ITEM#  UNIT  CALCULATED  ACTUAL COMMENTS
------  -----------  --------  ------  ------  ----  ----------  ------ --------

                                  [ILLEGIBLE]

                                                                 2048 #   552.96
                                                                  750 #   247.50
                                                                  197 lb. 281.71


                                                                  625 lb. 143.75
                                                                  317 lb. 174.35

                                                                 1850 lb. 334.85
                                                                   95 gr. 286.90

                                                                   .8 #     3.83
                                                                  700 #   175.00
                                                                 11.2       1.46

                                     CoMar Foods, Inc.                   PAGE 15
RUN DATE: 09/30/97                   Inventory Control
RUN TIME:  4:43 PM                  Physical Inventory Report
--------------------------------------------------------------------------------

DEPARTMENT:

ITEM                           VENDOR  VENDOR  SELL  ---QTY-ON-HAND---
NUMBER  DESCRIPTION  LOCATION    ID     ITEM#  UNIT  CALCULATED ACTUAL  COMMENTS
------  -----------  --------  ------  ------  ----  ---------- ------  --------

                                  [ILLEGIBLE]

                                                                1640 #    852.80
                                                                 350 #    140.00
                                                                1750 #   1155.00
                                                                 280 lb.  170.80



                                                                 380 #    399.20
                                                                  70 lb.  161.70
                                                                  64 oz.    8.32
                                                                1785 lb. 1785.00
                                                                1450 lb.  739.50



                                                                 104 lb.   94.64
                                                                  39 lb.   34.71
                                                                 275 lb.  286.00

                                     CoMar Foods, Inc.                   PAGE 16
RUN DATE: 09/30/97                   Inventory Control
RUN TIME:  4:43 PM                  Physical Inventory Report
--------------------------------------------------------------------------------

DEPARTMENT:

ITEM                        VENDOR VENDOR SELL ---QTY-ON-HAND---
NUMBER DESCRIPTION LOCATION   ID    ITEM# UNIT CALCULATED ACTUAL        COMMENTS
------ ----------- -------- ------ ------ ---- ---------- ------        --------

                                  [ILLEGIBLE]


                                                          315 lb.         138.60


                                                          186 #            85.56
                                                          215 #           202.10

                                                         1344 oz.         147.84

                                                          320 oz.          12.80
                                                            6 gal.  768oz. 23.04
                                                           17 gal.  217oz. 21.76

                                                           97 lb.        $269.66









                                                         2000             100.00
                                                         4000             200.00
                                                         1200              60.00

                                                          192 oz.           7.68


                                                                       $1,269.04

                                     CoMar Foods, Inc.                   PAGE 24
RUN DATE: 09/30/97                   Inventory Control
RUN TIME:  4:43 PM                  Physical Inventory Report
--------------------------------------------------------------------------------

DEPARTMENT:

ITEM                          VENDOR  VENDOR  SELL  ---QTY-ON-HAND---
NUMBER  DESCRIPTION LOCATION    ID     ITEM#  UNIT  CALCULATED ACTUAL   COMMENTS
------  ----------- --------  ------  ------  ----  ---------- ------   --------


                                  [ILLEGIBLE]


                                                               1140 lb.   684.00







                                                                840 lb.  1848.00





                                                                 50 lb.
                                                                 60 lb.   180.00














                                                                214 lb.  1209.10

                                                                120 lb.


                                                                595 lb.  1338.75


                                                                       $5,913.35

                                     CoMar Foods, Inc.                   PAGE 1
RUN DATE: 09/30/97                   Inventory Control
RUN TIME:  4:43 PM                  Physical Inventory Report
--------------------------------------------------------------------------------

DEPARTMENT:

ITEM                          VENDOR  VENDOR  SELL  ---QTY-ON-HAND---
NUMBER  DESCRIPTION LOCATION    ID     ITEM#  UNIT  CALCULATED ACTUAL   COMMENTS
------  ----------- --------  ------  ------  ----  ---------- ------   --------


                                  [ILLEGIBLE]


                                                           .42    260     109.20
                                                           .47    751     352.97
                                                           .28    900     252.00
                                                           .15  10350    1552.50









                                                           .58   3065    1777.70
                                                           .43   3142    1351.06























                                                           .26      6       1.56
                                                           .32   3100     992.00


                                                                       $6,388.99

                                     CoMar Foods, Inc.                   PAGE 2
RUN DATE: 09/30/97                   Inventory Control
RUN TIME:  4:43 PM                  Physical Inventory Report
--------------------------------------------------------------------------------

DEPARTMENT:

ITEM                          VENDOR  VENDOR  SELL  ---QTY-ON-HAND---
NUMBER  DESCRIPTION LOCATION    ID     ITEM#  UNIT  CALCULATED ACTUAL   COMMENTS
------  ----------- --------  ------  ------  ----  ---------- ------   --------


                                  [ILLEGIBLE]










                                                           .44   2600    1144.00







                                                                       $1,144.00

                                     CoMar Foods                09-Sep-97
                                    Depreciation                03:59 PM
                                        1997

                                         Date                         Method/               A/D             Depr.            A/D
                                       Acquired           Cost         Life               12/31/96         for 1997        12/31/97
                                       --------           ----        -------             --------         --------        --------
Furniture & Equipment (174)
Secretarial desk                        08/89             500.00      MACRS 7              500.00             0.00          500.00
3-drawer file cabinet                   08/89             150.00      MACRS 7              150.00             0.00          150.00
Typewriter                              11/90             160.34      MACRS 7              153.20             7.14          160.34
Microwave                               12/92              95.04      MACRS 7               65.35             8.49           73.84
Carpet                                  06/93           2,697.40      MACRS 7            1,854.74           240.88        2,095.62
Stove & Refrigerator                    06/93           3,159.06      MACRS 5            2,613.17           363.92        2,977.09
Copier - United Office                  06/93           1,084.55      MACRS 5              897.14           124.94        1,022.08
Chairs - Office Max                     06/93             698.61      MACRS 7              480.37            62.39          542.76
Chairs - Belinda Brannon                06/93             245.00      MACRS 7              168.46            21.88          190.34
Lobby furniture - McAleers              06/93             608.22      MACRS 7              418.21            54.31          472.52
Awning - Canvas Products                06/93           1,242.80      MACRS 7              854.56           110.98          965.54
Word processor - Wal Mart               08/93             326.86      MACRS 5              270.38            37.65          308.03
Chairs - McAleers                       10/93             238.71      MACRS 7              164.13            21.32          185.45
Computer                                08/95             965.11      MACRS 5              501.86           185.30          687.16
Printer - Office Depot                  09/95             371.68      MACRS 5              193.28            71.36          264.64
Chair - McAleer's                       10/95             151.51      MACRS 7               58.75            26.50           85.25
Printers - E. Vrachalus                 11/95             315.00      MACRS 5               63.00           100.80          163.80
Alarm System - US Alarms                08/96             419.50      MACRS 5               83.90           134.24          218.14
Magnavox 19" TV- Lowes                  10/96             202.23      MACRS 5               40.45            64.71          105.16
Simplex Time Clock                      11/96           1,375.28      MACRS 5              275.06           440.09          715.15
                                                       ---------                         --------         --------       ---------

                                                       15,006.90                         9,806.01         2,076.90       11,882.91

Vehicles (177)



 1991 Chev Lumina                       12/91          12,870.00      MACRS 5           12,870.00             0.00       12,870.00
 1994 GMC Sierra Pickup                 01/94          14,950.00      MACRS 5           10,510.00         1,675.00       12,185.00
                                                       ---------                        ---------         --------       ---------

                                                       27,820.00                        23,380.00         1,675.00       25,055.00

                                     CoMar Foods                09-Sep-97
                                    Depreciation                03:59 PM
                                        1997

                                         Date                         Method/               A/D             Depr.            A/D
                                       Acquired           Cost         Life               12/31/96         for 1997        12/31/97
                                       --------           ----        -------             --------         --------        --------
Equipment (173)
SS auto batter/flour sifter               1989                550.00   MACRS 7              550.00             0.00          550.00
4 SS tables                               1989              1,560.00   MACRS 7            1,560.00             0.00        1,560.00
Commercial sink                           1989                975.00   MACRS 7              975.00             0.00          975.00
9 freezer racks/100 trays                 1989              2,250.00   MACRS 7            2,250.00             0.00        2,250.00
Basket                                    03/90               262.42   MACRS 7              250.71            11.71          262.42
Fire System                               09/90             1,011.80   MACRS 7              966.66            45.14        1,011.80
Trays                                     11/90               384.05   MACRS 7              366.94            17.11          384.05
Trays                                     03/91               248.41   MACRS 7              223.96            21.74          245.70
Stein Fryer - Deverell Foods              03/93            33,500.00   MACRS 7           23,034.60         2,991.55       26,026 15
5 and 12 ft. turn conveyer belts          06/93             5,700.00   MACRS 7            3,919.32           509.01        4,428.33
IQF tunnel - United Sheet                 04/93            11,500.00   MACRS 7            7,907.40         1,026.95        8,934.35
2 brd/batter mach.-United Sheet           06/93            14,000.00   MACRS 7            9,626.40         1,250.20       10,876.60
Air compressor - United Sheer             07/93               500.00   MACRS 7              343.80            44.65          388.45
Batter mixer eqpt. - K. Seaman            06/93               135.00   MACRS 7               92.82            12.06          104.88
Fire extinguisher system                  07/93             1,661.20   MACRS 7            1,142.24           148.35        1,290.59
2 ventilators - Grainger                  07/93             1,148.89   MACRS 7              789.98           102.60          892.58
Vent - Grainger                           08/93               520.56   MACRS 7              357.95            46.49          404.44
Manifold - Airco                          08/93             1,890.00   MACRS 7            1,299.56           168.78        1,468.34
Fryer System - Deverell                   08/93             3,000.00   MACRS 7            2,062.80           267.90        2,330.70
Prop. Mixer - Rand                        08/93               357.31   MACRS 7              245.69            31.91          277.60
Mod. brd machine - Whites                 08/93               965.00   MACRS 7              663.54            86.17          749.71
Conversion - Albert's                     08/93               400.00   MACRS 7              275.04            35.72          310.76
Scales - Theodore Scales                  09/93               756.00   MACRS 7              519.81            67.51          587.32
Fryer recorder - AWC AL                   09/93             1,575.75   MACRS 7            1,083.48           140.71        1,224.19
Contactor - Ladnier-Hardy                 09/93             1,674.50   MACRS 7            1,151.40           149.53        1,300.93
Workman's Sheet & Plate                   10/93               450.00   MACRS 7              309.44            40.19          349.63
(2) Prawnto Machines                    01/03/94              800.00   MACRS 7              450.16            99.92          550.08
Mixer - White Fixtures                  03/13/95            1,470.00   MACRS 7              570.06           257.10          827.16
Table - Cochran/Sysco                   03/17/95              607.07   MACRS 7              235.42           106.18          341.60
Extruder - Thomas Marshall              03/24/95            3,000.00   MACRS 7            1,163.40           524.70        1,688.10
Tank Mixer - W. W. Grainger             08/16/95              385.84   MACRS 7              149.63             3.00          152.63
Platform Scale - Theodore Scales        10/25/95              498.75   MACRS 7              158.41            87.23          245.64
Extruder Spouts - Hinds Bock         1/2 & 1/31/96          2,047.30   MACRS 7              292.56           501.38          793.94
Conveyor Belt - Intralox                04/19/96            1,085.74   MACRS 7              155.15           265.90          421.05
Dock Levelor- ArrowStar                 10/01/96              685.91   MACRS 7               98.02           167.98          266.00
Fryers/Heat Lamp - White Fixtures       10/21/96              567.00   MACRS 7               81.02           138.86          219.88
Pallet Jack - Clarklift                 11/04/96              463.25   MACRS 7               66.20           113.45          179.65
Pallet Truck - ArrowStar                11/06/96              350.78   MACRS 7               50.13            85.91          136.04
SS Mixer - Rand                         11/08/96              295.88   MACRS 7               42.28            72.46          114.74
                                                           ---------                     ---------         --------       ---------
                                                           99,233.41                     65,480.98         9,640.05       75,121.03

                                     CoMar Foods                09-Sep-97
                                    Depreciation                03:59 PM
                                        1997

                                         Date                             Method/           A/D            Depr.             A/D
                                       Acquired           Cost             Life           12/31/96        for 1997         12/31/97
                                       --------           ----            -------         --------        --------         --------
Plant-Cody Driscoll Rd. (175)            03/93           127,500.00      SL 31 1/2       15,515.84        4,047.62        19,563.46


Plant Improvements (176)

Southern Ready Mix                       05/93               969.02      SL 39               74.55           24.85            99.40
Dixon Backhoe                            05/93             1,328.00      SL 39              102.15           34.05           136.20
Willard Electric                         06/93             8,837.57      SL 39              679.80          226.60           906.40
Baugh Construction                       06/93             1,350.00      SL 39              103.86           34.62           138.48
Gerald Hayden - A/C slab                 06/93               250.00      SL 39               19.23            6.41            25.64
Vernell Gillis - A/C frame               06/93               400.00      SL 39               30.78           10.26            41.04
Stevens Htg - Duct work                  07/93             7,097.01      SL 39              545.91          181.97           727.88
Keith Mosley - Wall                      07/93             4,425.00      SL 39              340.38          113.46           453.84
General Sht. - A/C cover                 08/93               325.00      SL 39               24.99            8.33            33.32
Wimmer Tank - Septic System              02/96             2,000.00      SL 39               46.97           51.28            98.25
                                                         ----------                     ----------       ---------       ----------
                                                          26,981.60                       1,968.62          691.83         2,660.45

                                                         ----------                     ----------       ---------       ----------

Totals                                                   296,541.91                     116,151.45       18,131.40       134,282.85
                                                         ==========                     ==========       =========       ==========

Land Improvements (178)

Clearing - Greg Landry                   03/93               790.00      SL 15              201.91           52.67           254.58
Curtis Donnell - Fence                   07/93             1,660.00      SL 15              332.01          110.67           442.68
                                                         ----------                     ----------       ---------       ----------
                                                           2,450.00                         533.92          163.34           697.26



Grand Total                                              298,991.91                     116,685.37       18,294.74       134,980.11
                                                         ==========                     ==========       =========       ==========

RUN DATE: 10/01/97                                        CoMar Foods, Inc.                                                  PAGE 1
RUN TIME: 12:36 PM
                                                        DETAIL TRIAL BALANCE

------------------------------------------------------------------------------------------------------------------------------------
ACCOUNT RANGE: 18601 TO 18603                                PERIOD ENDING 09/30/97
---------ACCOUNT-------------       -BEGINNING-        -------------------------TRANSACTION------------------------      --ENDING--
NUMBER            DESCRIPTION         BALANCE          DESCRIPTION               DATE PP PE S REFERENCE      AMOUNT       BALANCE
====================================================================================================================================


18601    Mobile Gas Deposit             125.00                                                                0.00*        125.00*

18602    St. Elmo/Irvington Water        60.00                                                                0.00*         60.00*

18603    General Interlease Corp      2,886.03                                                                0.00*      2,886.03*


------------------------------------------------------------------------------------------------------------------------------------

*** End Of - DETAIL TRIAL BALANCE ***

                                   EXHIBIT B-1


------------------                                                  ------------
     VENDOR                                                             AMOUNT
------------------                                                  ------------
Steiner - Interest thru 10/01/97                                       19,479.60
AmSouth - W/C loan                                                      1,333.01
Payroll Taxes - 3rd Qtr                                                18,964.38
NLRB Settlement                                                         7,338.34
John Carpenter- 25k + interest                                         27,021.92
Crow & Shields - fees @ closing                                         3,420.00
Ed Hyndman - fees @ closing                                             7,400.00
Accrued wages thru 09/30                                                4,924.39
AmSouth - Visa                                                            433.01
                                                                       ---------
                                                                       90,314.65
A/P:

All Temp A/C                                                              206.00
Alterman                                                                  276.27
M. D. Bell                                                                500.00
BellSouth Mobility                                                        278.42
BOC Gases                                                               2,247.26
Bryant Crab                                                             1,760.00
Capital Pkg.                                                              500.00
Classic Crab                                                              440.00
Colonial Pacific Leasing                                                2,661.94
Crystal Mountain                                                           73.94
Digital                                                                   142.26
Fruit Dist.                                                               406.40
Gold Kist                                                               1,392.50
GTE Mobilnet                                                            1,200.00
Ingredients Corp.                                                         523.32
IOE                                                                     2,348.50
Jubilee Foods                                                             849.60
Ed McDonough                                                              500.00
Merchants Co.                                                             442.50
Mobile Fixture                                                            204.93
George Naman                                                            2,500.00
NewlyWeds Foods                                                           680.25
NTFC Capital                                                              717.64
Pel-Pak                                                                   629.55
Rand Materials                                                            295.88
Roto-Rooter                                                               430.00
Ryder                                                                   3,812.19
SAIA                                                                      619.98
Seafood Int'l                                                             600.00
Southern Sfd                                                              720.00
Tech Pak                                                                  391.00

                                   EXHIBIT B-1

                                   EXHIBIT B-1


------------------                                                  ------------
     VENDOR                                                             AMOUNT
------------------                                                  ------------

White Fixtures                                                            259.70
Wilson & Sons                                                             300.00
Young Pkg                                                                 775.32
                                                                      ----------

                                                                       29,685.35

TOTAL                                                                 120,000.00

                                                             EXHIBIT B-2

                                    ---------     ---------     ---------      ---------       ---------     ---------   ----------
                                     Oct.'97       Nov. 97       Dec.'97        Jan.'98         Feb.'98       Mar.'98       Total
                                    ---------     ---------     ---------      ---------       ---------     ---------   ----------
Vendor Payables:

Batchelor's Service                    230.00                                                                                230.00
BellSouth Mobility                     278.42        278.42                                                                  556.84
BOC Gases                              941.66        941.66        941.67         941.67          941.67        941.67     5,650.00
Capital Packaging                      741.07        741.07                                                                1,482.14
Crow & Shields, PC                   2,000.00      2,000.00      1,950.00                                                  5,950.00
GTE Mobilnet                         1,000.00        967.55                                                                1,967.55
Hand, Arendall                         530.85        530.85        530.85         530.85          530.85        530.87     3,185.12
IOE                                  1,166.66      1,166.66      1,166.66       1,166.66        1,166.66      1,166.70     7,000.00
Ed McDonough                         1,742.69      1,742.69      1,742.69       1,742.69        1,742.69      1,742.69    10,456.14
George Naman                         1,800.00                                                                              1,800.00
NTFC Capital                           181.96                                                                                181.96
Pel-Pak                                629.57        629.57        629.57                                                  1,888.71
Peformance Plastics                    126.69                                                                                126.69
Roto-Rooter                            430.00                                                                                430.00
Ryder Truck Rental                   3,768.93                                                                              3,768.93

Sub-Total                           15,568.50      8,998.47      6,961.44       4,381.87        4,381.87      4,381.93    44,674.08

Comm. - Food Sales of N.O.           3,300.00      3,300.00      3,300.00       3,300.00        3,300.00      3,300.00    19,800.00
Comm. - Conco Shrv.                    493.88        479.76                                                                  973.64
                                                                                                                               0.00
Anticipated Vendor Savings          (5,000.00)    (5,000.00)    (5,000.00)     (5,000.00)      (5,000.00)    (5,000.00)  (30,000.00)
                                                                                                                               0.00
Oct. P/R Taxes                       1,122.00                                                                              1,122.00
John Carpenter                         706.10        706.10        706.10       7,321.62                                   9,439.92
AmSouth - W/C                          650.00     18,259.26      7,479.46                                                 26,388.72
AmSouth - Visa                       1,330.00                                                                              1,330.00
P/R Tax Penalty - 3rd Qtr.                         1,025.00                                                                1,025.00
Bay Marine                           3,125.00      2,231.41      3,768.59                                                  9,125.00
Frank Terrell                        8,704.52                   12,784.41      19,996.51       21,767.22     27,318.07    90,570.73
Custom Pack                                                                                     5,550.91                   5,550.91

Total                               30,000.00     30,000.00     30,000.00      30,000.00       30,000.00     30,000.00   180,000.00

                                   Exhibit B-3


Ronald O. Steiner                                             $150,000.00
KBK Financial, Inc.                                            116,289.74









                                  Exhibit B-3

                                    Exhibit F



                                      None













                                    Exhibit F